UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2020 (September 4, 2020)

QUOTIENT LIMITED

(Exact name of registrant as specified in its charter)

Jersey, Channel Islands	001-36415	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

B1, Business Park Terre Bonne, Route de Crassier 13, 1262 Eysins, Switzerland		Not Applicable
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 011-41-22-716-9800

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, nil par value	QTNT	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement

Letter Agreement with Ortho

On September 4, 2020, Quotient Limited (the “Company”) and Ortho-Clinical Diagnostics, Inc. (“Ortho”) entered into a binding letter agreement (the “Letter Agreement”) pursuant to which the Company and Ortho agreed:

•

to confirm the termination of the parties’ prior Distribution and Supply Agreement, dated as of January 29, 2015, between QBD (QS-IP) Limited, Quotient Suisse SA and Ortho (the “Prior Ortho Agreement”) and various related contracts;

•	to end the parties’ disputes regarding the Prior Ortho Agreement by executing mutual releases and terminating their pending arbitration proceeding related to the Prior Ortho Agreement; and

•

to negotiate in good faith, and use their respective reasonable best efforts to execute, a new distribution agreement (the “New Distribution Agreement”) based on the terms set forth in the Letter Agreement, but if for any reason no such definitive agreement is reached, the Letter Agreement will govern the parties’ respective rights and obligations as a binding contract.

Pursuant to the Letter Agreement, Ortho made an initial, non-refundable milestone payment of $7.5 million to the Company on the date of the Letter Agreement.

In the Letter Agreement the Company and Ortho have agreed that:

Ortho will have the right to distribute, market and sell a dedicated MosaiQ microarray optimized for the patient transfusion diagnostics market (the “IH3 Microarray”) in the European Territory (defined as the European Economic Area plus the United Kingdom and Switzerland) and in the United States, solely for use in testing the immuno-hematological profile of the blood of medical patients in the course of their care or treatment. Ortho’s rights in the two territories each will be for one ten-year term commencing on the receipt of specified regulatory approvals in the respective territory. The Company will retain the right to distribute, market and sell the immunohematology Microarrays for use in blood donor testing worldwide and in the patient testing market outside of the European Territory and the United States. Ortho’s rights in respect of the IH3 Microarray are exclusive provided it satisfies annual minimum purchase volume requirements in each territory. Ortho will also have the non-exclusive right to sell and distribute MosaiQ instruments in the United States and the European Territory for use in testing the immuno-hematological profile of blood of medical patients in the course of their care or treatment. Ortho will be required to purchase the IH3 Microarrays, and the instruments, controls and reagents required for their use, only from the Company at specified prices.

In addition to the initial $7.5 million milestone payment, Ortho will be required to make up to another $60 million of additional “milestone” payments upon achievement of certain regulatory milestones and commercial sales benchmarks, including up to $25 million upon the achievement by Ortho of certain cumulative gross revenue hurdles.

Under the Letter Agreement, the Company retains full control over the development of the IH3 Microarray and the Company will bear the costs of completing development of the IH3 Microarray and obtaining the requisite regulatory approvals in Europe and the United States. Although the Letter Agreement sets out target specifications for the IH3 Microarray, it provides that the Company will have no liability to Ortho if the Company alters them. The Company will be required to notify Ortho if the Company materially alters the target specifications. Ortho will then have 90 days within which to terminate the Letter Agreement (or the New Distribution Agreement, if one has been executed). Upon such a termination, neither party will have any further rights or obligations in respect of the IH3 Microarray or other microarrays.

The Letter Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Letter Agreement attached hereto.

Item 7.01	Regulation FD Disclosure

On September 8, 2020, the Company announced execution of the Letter Agreement with Ortho. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under such section, nor shall it be deemed incorporated by reference in any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 8.01	Other Events

The Company is including in this Current Report on Form 8-K as Exhibits 99.2, 99.3 and 99.4 certain immaterial amendments to agreements that were previously timely filed as exhibits to the Company’s quarterly reports on Form 10-Q for the quarterly periods ended September 30, 2019 and December 31, 2019, but inadvertently not filed as exhibits to the Company’s annual report on Form 10-K for the year ended March 31, 2020.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1†*	Letter Agreement, dated September 4, 2020, between Quotient Limited and Ortho-Clinical Diagnostics, Inc.

99.1*	Press Release, “Quotient Limited and Ortho Clinical Diagnostics Settle Arbitration and Sign Binding Letter of Intent Covering Patient Transfusion Diagnostics,” dated September 8, 2020

99.2	Offer dated September 4, 2019 to vary the missives between Quotient Biocampus Limited (“Quotient”) and Roslin Assets Limited (“Roslin”) in respect of the purchase by Roslin from Quotient of the heritable property known as Site 3, Bio Campus, Roslin, Midlothian (filed as exhibit 10.1 to our Quarterly Report on Form 10-Q filed on November 4, 2019 and incorporated herein by reference)

99.3	Acceptance dated September 4, 2019 of offer to vary the missives between Quotient Biocampus Limited (“Quotient”) and Roslin Assets Limited (“Roslin”) in respect of the purchase by Roslin from Quotient of the heritable property known as Site 3, Bio Campus, Roslin, Midlothian (filed as exhibit 10.2 to our Quarterly Report on Form 10-Q filed on November 4, 2019 and incorporated herein by reference)

99.4†	Second Amendment to STRATEC Supply and Manufacturing Agreement, dated November 4, 2019, between STRATEC SE and QBD (QSIP) Limited (filed as exhibit 10.7 to our Quarterly Report on Form 10-Q filed on February 4, 2020 and incorporated herein by reference)

*	Filed herewith
†	Portions of this exhibit (indicated by asterisks) have been omitted in accordance with the rules of the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 8, 2020

QUOTIENT LIMITED

By:	/s/ Franz Walt
	Name:	Franz Walt
	Title:	Chief Executive Officer